Exhibit 10.40

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement, dated as of October 9, 2013 (this “Agreement”), is entered into by and among Silverback Enterprise Group, Inc., a Delaware corporation (the “Company”), and the persons and entities listed on the schedule of investors attached hereto as Schedule I (each an “Investor” and, collectively, the “Investors”), as such Schedule I may be amended in accordance with Section 6 hereof.

RECITALS

A.    On the terms and subject to the conditions set forth herein, each Investor is willing to purchase from the Company, and the Company is willing to sell to such Investor, a subordinated convertible promissory note in the principal amount set forth opposite such Investor’s name on Schedule I hereto.

B.    Capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Note (as defined below) attached hereto as Exhibit A.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Notes.

(a) Issuance of Notes. Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to each of the Investors, and each of the Investors severally agrees to purchase, a subordinated convertible promissory note in the form of Exhibit A hereto (each, a “Note” and, collectively, the “Notes”) in the principal amount set forth opposite the respective Investor’s name on Schedule I hereto, under the heading “Allocation Amount” (“Original Allocation”). The Company is authorized to sell and issue Notes pursuant to the terms and conditions hereof with an aggregate principal amount of up to $4,775,000 (the “Financing”); provided, however, the Company’s board of directors (the “Board”) may, in its sole discretion prior to the Initial Closing, decrease the aggregate principal amount of the Financing based upon the Board’s determination of the Company’s funding needs, and if, as a result, the Financing is oversubscribed, the Board may unilaterally adjust each Investor’s Original Allocation as it deems appropriate, in its sole discretion, so that the amount set forth opposite such Investor’s name on Schedule I under the heading “Actual Note Amount” (the “Final Allocation”) as of the Initial Closing shall reflect any adjustment in an Investor’s Original Allocation and any overpayments therefore made by any Investor shall promptly be returned to such Investor, and all investments amounts in this Agreement shall be deemed to refer to the Final Allocation. The obligations of the Investors to purchase Notes are several and not joint.

(b) Delivery. The initial sale and purchase of the Notes shall take place at a closing (the “Initial Closing”) to be held at such place and time as the Company and the Investors may determine on the date hereof, or such other date as the Company and Investors representing a majority of the Notes to be sold in such Initial Closing shall agree (the “Initial Closing Date”). At the Initial Closing, the Company will deliver to each of the Investors the Note to be purchased by such Investor, against receipt by the Company of the corresponding purchase price set forth on Schedule I hereto (the “Purchase Price”). The Company may conduct one or more additional closings within sixty (60) days of the Initial Closing (each, an “Additional Closing” and, together with the Initial Closing, a “Closing”) to be held at such place and time as the Company and the Investors participating in such Additional Closing may determine (each, an “Additional Closing Date” and, together with the Initial Closing Date, a “Closing Date”). At each Additional Closing, the Company will deliver to each of the Investors participating in such Additional Closing the Note to be purchased by such Investor, against receipt by the Company of the corresponding Purchase Price. Each of the Notes will be registered in such Investor’s name in the Company’s records.

(c) Use of Proceeds. The proceeds of the sale and issuance of the Notes shall be used for general corporate purposes.

(d) Payments. The Company will make all cash payments due under the Notes in immediately available funds by 1:00 p.m. central time on the date such payment is due at the address for such purpose specified below each Investor’s name on Schedule I hereto, or at such other address, or in such other manner, as an Investor or other registered holder of a Note may from time to time direct in writing.

2. Representations and Warranties of the Company. The Company represents and warrants to each Investor that:

(a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect on the Company.

(b) Authority. The execution, delivery and performance by the Company of each Transaction Document to be executed by the Company and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c) Enforceability. Each Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d) Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company’s Amended and Restated Certificate of Incorporation or Bylaws (each as amended, the “Charter Documents”) or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

(e) Subsidiaries. Each of the Company’s subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is in good standing under such laws and has the power and authority to own, lease and operate its properties and carry on its business as now conducted. None of the Company’s subsidiaries owns or leases property or engages in any activity in any jurisdiction that might require its qualification to do business as a foreign corporation in such jurisdiction and in which the failure to qualify as such would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(f) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby, other than such as have been obtained and remain in full force and effect and other than such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement.

(g) No Violation or Default. None of the Company or the Company’s subsidiaries is in violation of or in default with respect to (i) its Charter Documents or other organizational documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to such Person; or (ii) any material mortgage, indenture, agreement, instrument or contract to which such Person is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default).

(h) Litigation. Except as set forth in Item 2(h) of Schedule II hereto (the “Disclosure Schedule”), no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing against the Company at law or in equity in any court or before any other governmental authority that if adversely determined (i) would (alone or in the aggregate) result in a material liability or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by the Company of the Transaction Documents or the transactions contemplated thereby.

(i) Intellectual Property. To the best of its knowledge, the Company owns or possesses or can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted, the lack of which could reasonably be expected to have a material adverse effect without any conflict with, or infringement of the rights of, others.

(j) Equity Securities. The Company’s total authorized and issued capitalization is as set forth in Item 2(l) of the Disclosure Schedule. The equity securities (“Equity Securities”) of the Company have the respective rights, preferences and privileges set forth in the Company’s Charter Documents in effect on the date hereof. All of the outstanding Equity Securities of the Company have been duly authorized and are validly issued, fully paid and nonassessable. The offer and sale of all Equity Securities of the Company issued before the Initial Closing Date complied with or were exempt from registration or qualification under all applicable federal and state securities laws.

(k) Accuracy of Information Furnished. None of the Transaction Documents and none of the other certificates, statements or information furnished to Investors by or on behalf of the Company in connection with the Transaction Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company does not represent or warrant that it will achieve any financial projections provided to the Investors and represents only that such projections were prepared in good faith.

(l) Operating Company. The Company is an “operating company” within the meaning of Section 22062(b)(2) of the California Financial Code in that (A) it primarily engages, wholly or substantially, directly or indirectly through a majority owned subsidiary or subsidiaries, in the production or sale, or the research or development, of a product or service other than the investment of capital, (B) it is not an individual or sole proprietorship, (C) it is not an entity with no specific business plan or purpose and its business plan is not to engage in a merger or acquisition with an unidentified company or companies or other entity or person, and (D) it intends to use the proceeds from the sale of the Notes extended to it solely for the operation of the Company’s business and uses other than personal, family, or household purposes. The Company’s board of directors, in the exercise of its fiduciary duties, has approved the sale of the Notes based upon a reasonable belief that the loans represented by the Notes are appropriate for the Company after reasonable inquiry concerning the Company’s financing objectives and financial situation.

3. Representations and Warranties of Investors. Each Investor, for that Investor alone, represents and warrants to the Company upon the acquisition of a Note as follows:

(a) Binding Obligation. Such Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement and the Transaction Documents constitute valid and binding obligations of such Investor, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) Securities Law Compliance. Such Investor has been advised that the Notes and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Investor is aware that, except as set forth in the Rights Agreement (as defined below), the Company is under no obligation to effect any such registration with respect to the Notes or the underlying securities or to file for or comply with any exemption from registration. Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Notes to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing such Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. Such Investor is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company. The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth beneath such Investor’s name on Schedule I hereto.

(c) Access to Information. Such Investor acknowledges that the Company has given such Investor access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by such Investor, and has furnished such Investor with all documents and other information required for such Investor to make an informed decision with respect to the purchase of the Notes.

(d) Tax Advisors. Such Investor has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, such Investor relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Such Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Agreement.

4. Conditions to Closing of the Investors. Each Investor’s obligations at each Closing are subject to the fulfillment, on or prior to the applicable Closing Date, of all of the following conditions, any of which may be waived in whole or in part by all of the Investors:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made, and shall be true and correct on the applicable Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(c) Legal Requirements. At each Closing, the sale and issuance by the Company, and the purchase by the Investors, of the Notes shall be legally permitted by all laws and regulations to which the Investors or the Company are subject.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at each Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Investors.

(e) Transaction Documents. The Company shall have duly executed and delivered to the Investors the following documents:

(i) This Agreement; and

(ii) Each Note issued hereunder.

(f) Corporate Documents. The Company shall have delivered to the Investors each of the following:

(i) A certificate of the Assistant Secretary of the Company, dated as of the applicable Closing, certifying (a) that the Amended and Restated Certificate of Incorporation of the Company, certified as of a recent date by the Secretary of State of the State of Delaware and attached thereto, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (b) that attached thereto is a true and correct copy of the Bylaws of the Company as in effect on the applicable Closing Date; and (c) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of the Company and continuing in effect, which authorize the execution, delivery and performance by the Company of this Agreement and the Notes and the consummation of the transactions contemplated hereby and thereby; and

(ii) A Certificate of Good Standing or comparable certificate as to the Company, certified as of a recent date prior to the applicable Closing Date by the Secretary of State of Delaware.

5. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes at each Closing is subject to the fulfillment, on or prior to the applicable Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a) Representations and Warranties. The representations and warranties made by the applicable Investors in Section 3 hereof shall be true and correct when made, and shall be true and correct on the applicable Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the applicable Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

(c) Legal Requirements. At each Closing, the sale and issuance by the Company, and the purchase by the applicable Investors, of the Notes shall be legally permitted by all laws and regulations to which such Investors or the Company are subject.

(d) Purchase Price. Each Investor shall have delivered to the Company the Purchase Price in respect of the Note being purchased by such Investor referenced in Section 1(b) hereof.

6. Miscellaneous.

(a) Waivers and Amendments. Any provision of this Agreement, and the Notes may be amended, waived or modified only upon the written consent of the Company and a Majority in Interest of Investors; provided however, that no such amendment, waiver or consent shall: (i) reduce the principal amount of any Note without the affected Investor’s written consent, or (ii) reduce the rate of interest of any Note without the affected Investor’s written consent. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the parties hereto. Notwithstanding the foregoing, this Agreement may be amended to add a party as an Investor hereunder in connection with Additional Closings without the consent of any other Investor, by delivery to the Company of a counterparty signature page to this Agreement, together with a supplement to Schedule I and Schedule II hereto. Such amendment shall take effect at the Additional Closing and such party shall thereafter be deemed an “Investor” for all purposes hereunder and Schedule I and Schedule II hereto shall be updated to reflect the addition of such Investor.

(b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state. Notwithstanding any provision of this Agreement to the contrary, this Agreement shall be (to the extent necessary to satisfy the requirements of Section 22062(b)(3)(D) of the California Financial Code) subject to the implied covenant of good faith and fair dealing arising under Section 1655 of the California Civil Code.

(c) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(d) Successors and Assigns. Subject to the restrictions on transfer described in Sections 6(e) and 6(f) below, the rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(e) Registration, Transfer and Replacement of the Notes. The Notes issuable under this Agreement shall be registered notes. The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes. Prior to presentation of any Note for registration of transfer, the Company shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to any restrictions on or conditions to transfer set forth in any

Note, the holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s principal executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal requested by such holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

(f) Assignment by the Company. The rights, interests or obligations hereunder or under the Notes may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of a Majority in Interest of Investors.

(g) Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Company and Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(h) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party as follows: (i) if to a Investor, at such Investor’s address or facsimile number set forth in the Schedule of Investors attached as Schedule I, or at such other address as such Investor shall have furnished the Company in writing, or (ii) if to the Company, at 401 Congress Avenue, Suite 2950, Austin, Texas 78701, or at such other address or facsimile number as the Company shall have furnished to the Investors in writing, with a copy (which shall not constitute notice) to Brian K. Beard, Wilson Sonsini Goodrich & Rosati, Professional Corporation, 900 South Capital of Texas Highway, Las Cimas IV, Fifth Floor, Austin, Texas 78746. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(i) Separability of Agreements; Severability of this Agreement. The Company’s agreement with each of the Investors is a separate agreement and the sale of the Notes to each of the Investors is a separate sale. Unless otherwise expressly provided herein, the rights of each Investor hereunder are several rights, not rights jointly held with any of the other Investors. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Investor whether arising by reason of the law of the respective Investor’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Investors. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

(k) Waiver of Rights of First Offer. The undersigned Investors, constituting Investors (as such term is defined in the Company’s Amended and Restated Investors’ Rights Agreement, dated as of May 16, 2013 (the “Rights Agreement”) holding at least a majority of the Registrable Securities (as defined therein), hereby (i) consent to the Company issuing the Notes, (ii) waive any and all rights of first offer such Investors have under Section 4.1 of the Rights Agreement to purchase any portion of the Notes, including any shares of Preferred Stock or other equity securities of the Company issued upon conversion thereof or shares of the Company’s capital stock issuable upon the conversion of such shares of Preferred Stock or equity security, and (iii) waives any required notice of the Company’s intention to issue the Notes. The waiver set forth in this subsection (k) shall become effective and binding on all Investors (as defined in the Rights Agreement) upon the execution of this Agreement by the Company and by Investors (as defined in the Rights Agreement) holding at least a majority of the Registrable Securities.

(l) Waiver of Potential Conflicts of Interest. Each of the Investors and the Company acknowledges that Wilson Sonsini Goodrich & Rosati, Professional Corporation (“WSGR”) may have represented and may currently represent certain of the Investors. In the course of such representation, WSGR may have come into possession of confidential information relating to such Investors. Each of the Investors and the Company acknowledges that WSGR is representing only the Company in this transaction. Pursuant to applicable rules of professional responsibility, an attorney must avoid representations in which the attorney has or had a relationship with another party interested in the representation without the informed written consent of all parties affected. By executing this Agreement, each of the Investors and the Company hereby waives any actual or potential conflict of interest which may arise as a result of WSGR’s representation of such persons and entities and WSGR’s possession of such confidential information. Each of the Investors and the Company represents that it has had the opportunity to consult with independent counsel concerning the giving of this waiver.

(Signature pages to follow.)

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

SILVERBACK ENTERPRISE GROUP, INC.
a Delaware corporation

By:	/S/ JOHN T. MCDONALD
John T. McDonald,
Chief Executive Officer

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

AUSTIN VENTURES IX, L.P.

By: AV Partners IX, L.P., its General Partner
By: AV Partners IX, LLC, its General Partner

By:	/S/ JOHN THORNTON
Name:	John Thornton
Title:	Member

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

AUSTIN VENTURES X, L.P.

By: AV Partners X, L.P., its General Partner
By: AV Partners X, LLC, its General Partner

By:	/S/ JOHN THORNTON
Name:	John Thornton
Title:	Member

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

ESW CAPITAL LLC

By:	/S/ ANDREW S. PRICE
Name:	Andrew S. Price
Title:	Chief Financial Officer

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

COVENANT PE I, L.P.

By : Atlas Capital Management, LP
Its : General Partner

By : RHA, Inc.
Its : General Partner

By:	/S/ ROBERT H. ALPERT
Name:	Robert H. Alpert
Title:	President

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

RARA4 INVESTMENTS, LTD.

By: Tame Coyote Management, LLC
Its: General Partner

By:	/S/ DONALD C. REYNOLDS
Name:	Donald C. Reynolds
Title:	Manager

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

COZMO INVESTMENTS, LTD.

By: High 4 Family, LLC
Its: General Partner

By:	/S/ WALTER C. REYNOLDS
Name:	Walter C. Reynolds
Title:	Manager

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

MARGUERITE C. KLEINHEINZ TRUST

By:	/S/ JOHN B. KLEINHEINZ
John B. Kleinheinz,
Trustee

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

JOHN BURKE KLEINHEINZ JR. TRUST

By:	/S/ JOHN B. KLEINHEINZ
John B. Kleinheinz,
Trustee

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

WILLIAM HARRISON KLEINHEINZ TRUST

By:	/S/ JOHN B. KLEINHEINZ
John B. Kleinheinz,
Trustee

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

MLPF&S AS CUST. FBO JOHN MCDONALD IRRA

By:	/S/ JOHN T. MCDONALD
Name:	John T. McDonald
Title:	Authorized Signatory

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

RICHARD H. HEIN TRUST DATED JUNE 12, 1995

By:	/S/ RICHARD H. HEIN
Name:	Richard H. Hein
Title:	Trustee

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

ACTIVANT INVESTMENT II, LLC

By:	/S/ STEVEN SARRACINO
Name:	Steven Sarracino
Title:	Partner/Member

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

/S/ CLAYTON CHRISTOPHER
Clayton Christopher

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

/S/ JOE ROSS
Joe Ross

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

/S/ JAMES PALLOTTA
James Pallotta

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

/S/ LEO PETERSON
Leo Peterson

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

/S/ JERALD PETERSON
Jerald Peterson

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

/S/ KEVIN SINGERMAN
Kevin Singerman

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

/S/ MARK SINGERMAN
Mark Singerman

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

The parties are signing this Note Purchase Agreement as of the date stated in the introductory clause.

/S/ GEORGE WOODIWISS
George Woodiwiss

SILVERBACK ENTERPRISE GROUP, INC.

SIGNATURE PAGE FOR NOTE PURCHASE AGREEMENT

SCHEDULE I

SCHEDULE OF INVESTORS

Initial Closing October 9, 2013

Investor Name and Address	Allocation Amount	Actual Note Amount
Austin Ventures X, L.P. [***]	$1,050,000.00	$1,050,000.00

Austin Ventures IX, L.P. [***]	$700,000.00	$700,000.00

Activant Investment II, LLC [***]	$1,000,000.00	$1,000,000.00

ESW Capital LLC [***]	$507,740.00	$507,740.00

MLPF&S as Cust. FBO John McDonald IRRA [***]	$365,000.00	$365,000.00

Covenant PE I, L.P. [***]	$150,044.00	$150,044.00

RARA4 Investments, Ltd. [***]	$144,998.00	$144,998.00

Cozmo Investments, Ltd. [***]	$144,998.00	$144,998.00

James Pallotta [***]	$96,970.00	$96,970.00

Marguerite C. Kleinheinz Trust [***]	$83,333.00	$83,333.00

John Burke Kleinheinz Jr. Trust [***]	$83,333.00	$83,333.00

William Harrison Kleinheinz Trust [***]	$83,333.00	$83,333.00

Jerald Peterson [***]	$64,500.00	$64,500.00

Investor Name and Address	Allocation Amount	Actual Note Amount
Leo Peterson [***]	$64,500.00	$64,500.00

Clayton Christopher [***]	$50,000.00	$50,000.00

Richard H. Hein Trust dated June 12, 1995 [***]	$33,343.00	$33,343.00

Joe Ross [***]	$25,007.00	$25,007.00
INITIAL CLOSING TOTAL	$4,647,099.00	$4,647,099.00

Subsequent Closing November 7, 2013

Investor Name and Address	Allocation Amount	Actual Note Amount
Kevin Singerman [***]	$75,000.00	$75,000.00

Mark Singerman [***]	$75,000.00	$75,000.00

SUBSEQUENT CLOSING TOTAL	$150,000.00	$150,000.00

TOTAL	$4,797,099.00	$4,797,099.00

Subsequent Closing December 6, 2013

Investor Name and Address	Allocation Amount	Actual Note Amount
George Woodiwiss [***]	$90,000.00	$90,000.00

Investor Name and Address	Allocation Amount	Actual Note Amount
SUBSEQUENT CLOSING TOTAL	$90,000.00	$90,000.00

TOTAL	$4,887,099.00	$4,887,099.00

SILVERBACK ENTERPRISE GROUP, INC.

AMENDMENT TO NOTE PURCHASE AGREEMENT

This Amendment to Note Purchase Agreement (this “Amendment”) is made as of November 6, 2013 by and among Silverback Enterprise Group, Inc., a Delaware corporation (the “Company”), and the undersigned parties (the “Investors”).

RECITALS

WHEREAS, the Company and the Investors are parties to that certain Note Purchase Agreement dated as of October 9, 2013 (as amended from time to time, the “Purchase Agreement”);

WHEREAS, the Company desires to sell additional Notes under the Purchase Agreement and the Investors are willing to make certain amendments to the Purchase Agreement to allow for such sales as well as increasing the maximum principal amount of the Notes; and

WHEREAS, the undersigned Investors constitute more than 50% of the aggregate outstanding principal amount of the Notes required under the Purchase Agreement to amend or waive, together with the Company, the provisions of such document.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Amendment to Section 1(a). Section 1(a) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a) Issuance of Notes. Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to each of the Investors, and each of the Investors severally agrees to purchase, a subordinated convertible promissory note in the form of Exhibit A hereto (each, a “Note” and, collectively, the “Notes”) in the principal amount set forth opposite the respective Investor’s name on Schedule I hereto, under the heading “Allocation Amount” (“Original Allocation”). The Company is authorized to sell and issue Notes pursuant to the terms and conditions hereof with an aggregate principal amount of up to $5,000,000 (the “Financing”); provided, however, the Company’s board of directors (the “Board”) may, in its sole discretion prior to the Initial Closing, decrease the aggregate principal amount of the Financing based upon the Board’s determination of the Company’s funding needs, and if, as a result, the Financing is oversubscribed, the Board may unilaterally adjust each Investor’s Original Allocation as it deems appropriate, in its sole discretion, so that the amount set forth opposite such Investor’s name on Schedule I under the heading “Actual Note Amount” (the “Final Allocation”) as of the Initial Closing shall reflect any adjustment in an Investor’s Original Allocation and any overpayments therefore made by any Investor shall promptly be returned to such Investor, and all investments amounts in this Agreement shall be deemed to refer to the Final Allocation. The obligations of the Investors to purchase Notes are several and not joint.”

2.    Miscellaneous.

(a) Governing Law. This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware or of any other state.

(b) Counterparts. This Amendment may be executed in multiple counterparts, each of which will be an original but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

(c) Effect; Effectiveness. Except as set forth herein, the Purchase Agreement, and the Notes shall continue in full force and effect. This Amendment shall be effective upon the execution hereof by the Company and the undersigned Investors and shall be binding as to each party to the Purchase Agreement and each holder of a Note in accordance with the terms and conditions thereof.

(d) Entire Agreement. Except as expressly set forth herein, this Amendment, together with the Purchase Agreement and each Note (including any schedules or exhibits attached hereto or thereto) constitute the entire agreement and understanding of the Company and the parties to the Purchase Agreement with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

(e) Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the Company and its successors and assigns and each Investor and such Investor’s heirs, executors, administrators, successors and assigns.

(f) Severability. If any provision, or provisions, of this Amendment is determined by any court to contravene or be invalid under applicable law, such contravention or invalidity shall not invalidate the whole Amendment, but the court shall construe this Amendment as not containing the particular provision or provisions held to be invalid and as instead containing a provision or provisions that most closely achieve the intent of this Amendment as expressed herein and are valid under applicable law, and the rights and obligations of the Company and the Investors shall be construed and enforced accordingly.

[Remainder of page intentionally left blank.]

The parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

SILVERBACK ENTERPRISE GROUP, INC.,
a Delaware corporation

By:	/s/ JOHN T. MCDONALD
John T. McDonald, Chief Executive Officer

(SIGNATURE PAGE FOR AMENDMENT TO NOTE PURCHASE AGREEMENT)

The parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTOR

AUSTIN VENTURES IX, L.P.

By: AV Partners IX, L.P., its General Partner
By: AV Partners IX, LLC, its General Partner

By:	/S/ JOHN THORNTON
Name:	John Thornton
Title:	Member

(SIGNATURE PAGE FOR AMENDMENT TO NOTE PURCHASE AGREEMENT)

The parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTOR

AUSTIN VENTURES X, L.P.

By: AV Partners X, L.P., its General Partner
By: AV Partners X, LLC, its General Partner

By:	/S/ JOHN THORNTON
Name:	John Thornton
Title:	Member

(SIGNATURE PAGE FOR AMENDMENT TO NOTE PURCHASE AGREEMENT)

The parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTOR

MLPF&S AS CUST. FBO JOHN MCDONALD IRRA

By:	/S/ JOHN T. MCDONALD
Name:	John McDonald
Title:	Authorized Signatory

(SIGNATURE PAGE FOR AMENDMENT TO NOTE PURCHASE AGREEMENT)

The parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

INVESTOR

ACTIVANT INVESTMENT II, LLC

By:	/S/ STEVE R. SARRACINO
Name:	Steve R. Sarracino
Title:	Manager

(SIGNATURE PAGE FOR AMENDMENT TO NOTE PURCHASE AGREEMENT)